Exhibit 10.30

FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED

CREDIT AGREEMENT

This FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of January 30, 2016 (the “Effective Date”), is entered into by and among PACIFIC ETHANOL HOLDING CO. LLC, a Delaware limited liability company (“Pacific Holding”), PACIFIC ETHANOL MADERA LLC, a Delaware limited liability company (“Madera”), PACIFIC ETHANOL COLUMBIA, LLC, a Delaware limited liability company (“Boardman”), PACIFIC ETHANOL STOCKTON LLC, a Delaware limited liability company (“Stockton”), and PACIFIC ETHANOL MAGIC VALLEY, LLC, a Delaware limited liability company (“Burley” and, together with Pacific Holding, Madera, Boardman and Stockton, the “Borrowers”), Pacific Holding, as Borrowers’ Agent, PE OP CO., a Delaware corporation (f/k/a New PE Holdco LLC), as Pledgor (the “Pledgor” and together with Borrowers and Pacific Holding as Borrower’s Agent, the “Borrower Parties”), each of the Lenders, WELLS FARGO BANK, N.A., as administrative agent for the Lenders (“Administrative Agent”), and WELLS FARGO BANK, N.A., as collateral agent for the Senior Secured Parties (“Collateral Agent”). Capitalized terms used but not otherwise defined herein shall have the meaning ascribed to such terms in the Credit Agreement (as hereinafter defined).

RECITALS

WHEREAS, the Borrower Parties, the Lenders party thereto, Administrative Agent, Collateral Agent, and Accounts Bank, entered into that certain Second Amended and Restated Credit Agreement dated as of October 29, 2012 (as amended to date, the “Credit Agreement”);

WHEREAS, pursuant to the Credit Agreement, three separate commitments were extended to the Borrowers, a Tranche A-1 Term Loan, a Tranche A-2 Term Loan and a Revolving Loan (which Revolving Loan includes a letter of credit sub-facility commitment, the “Letter of Credit Sub-facility”), all as further described in the Credit Agreement, including Sections 2.01 through 2.03 thereof);

WHEREAS, pursuant to Section 2.03 of the Credit Agreement, the Letter of Credit Sub-facility was terminated and no letters of credit remain outstanding with respect to Letter of Credit Sub-facility; and

WHEREAS, pursuant to that certain Acknowledgement and Confirmation of Termination of Lender Commitments dated as of December 29, 2015 (the “Acknowledgement”) executed by Borrower Parties in favor of Administrative Agent, Collateral Agent and Lenders, Borrower Parties acknowledged and confirmed to Administrative Agent, Collateral Agent and Lenders that the Revolving Loan Commitment has been terminated and, pursuant to that Acknowledgement, further agreed to enter into this Amendment with Administrative Agent, Collateral Agent and Lenders to confirm and otherwise formally document such termination on the terms and conditions set forth below;

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged and confirmed, the parties hereto hereby agree as follows:

SECTION 1.	Amendments. The Credit Agreement is hereby amended as follows:

1.1	By amending the definitions of “Aggregate Revolving Loan Commitment” and “Revolving Loan Commitment” in their entirety to read as follows:

““Aggregate Revolving Loan Commitment” means $0.”

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““Revolving Loan Commitment” means $0.”

	1.2	By amending Section 3.11(a) in its entirety to read as follows:

“(a) Reserved.”

SECTION 2.	Confirmation of Termination of Revolving Loan Commitment. It is hereby confirmed that effective as of no later than December 29, 2015, (i) there are no outstanding Revolving Loans under the Credit Agreement and the Revolving Loan Commitment of each Revolving Lender has been unconditionally and permanently terminated (which termination includes confirmation of the unconditional and permanent termination of the Letter of Credit Sub-facility).

SECTION 3.	Payment of Costs and Fees. Each Borrower (i) reaffirms its obligations under Section 11.07 of the Credit Agreement and (ii) without limiting the provisions set forth in Section 11.07 of the Credit Agreement, acknowledges, consents and agrees that it shall promptly pay, upon receipt of invoices therefor, to the Administrative Agent, the Collateral Agent and each Lender all reasonable out-of-pocket costs, fees, expenses and charges of every kind in connection with the preparation, negotiation, execution and delivery of this Amendment incurred by or on behalf of such Persons, including, without limitation, the reasonable fees and disbursements of Kelley Drye & Warren LLP, counsel to the Administrative Agent and the Collateral Agent.

SECTION 4.	Acknowledgements.

	4.1.	Reaffirmation of Obligations. Each Borrower Party hereby (a) reaffirms, acknowledges, confirms and agrees to its respective guarantees, pledges and grants of security interests and other commitments and Obligations under the Financing Documents and (b) confirms and agrees that the Financing Documents and all guarantees, pledges and grants of security interests and other commitments and Obligations thereunder shall continue to be in full force and effect following the effectiveness of this Amendment. All Obligations under the Credit Agreement and the other Financing Documents owing by the Borrower Parties to the Administrative Agent, the Collateral Agent, the Accounts Bank and each Lender, as the case may be, are unconditionally owing by the Borrower Parties to the Administrative Agent, the Collateral Agent, the Accounts Bank and each Lender, as the case may be, without offset, defense or counterclaim of any kind, nature or description whatsoever.

	4.2.	Acknowledgement of Security Interests. Each Borrower Party hereby acknowledges, confirms and agrees that the Collateral Agent, for itself and the benefit of Senior Secured Parties, has and shall continue to have valid, enforceable and perfected first-priority liens (subject only to Permitted Liens) upon and security interests in the Collateral granted to the Collateral Agent, for itself and the benefit of Senior Secured Parties, pursuant to the Financing Documents.

	4.3.	Binding Effect of Documents. Each Borrower Party hereby acknowledges, confirms and agrees that: (i) each of the Financing Documents to which it is a party has been duly executed and delivered to the Administrative Agent, the Collateral Agent, the Accounts Bank and the Lenders party thereto by it, and each is in full force and effect as of the Effective Date, (ii) the agreements and obligations of such Borrower Party contained in the Credit Agreement, in each of the other Financing Documents and in this Amendment constitute the legal, valid and binding obligations of such Borrower Party, enforceable against such Borrower Party in accordance with their respective terms, and such Borrower Party has no valid defense to the enforcement of the obligations under the Credit Agreement or the other Financing Documents, except as enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws limiting creditors rights generally and except as enforceability may be limited by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) the Administrative Agent, the Collateral Agent, the Accounts Bank and each Lender are and shall be entitled to the rights, remedies and benefits provided for in the Financing Documents and under applicable law or at equity.

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SECTION 5.	Representations and Warranties of Borrower Parties. Each of the Borrower Parties hereby represents and warrants in favor of the Administrative Agent, the Collateral Agent, the Accounts Bank and each Lender as follows:

	5.1.	The execution, delivery and performance by such Borrower Party of this Amendment are within such Borrower Party’s powers and have been duly authorized by all necessary action on the part of such Borrower Party.

	5.2	This Amendment has been duly executed and delivered by such Borrower Party and this Amendment constitutes a legal, valid and binding obligation of such Borrower Party enforceable in accordance with its terms except as enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws limiting creditors rights generally and except as enforceability may be limited by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

	5.3.	The execution, delivery or performance of this Amendment by such Borrower Party (i) does not require any consent or approval of, registration of filing with, or any other action by, any Person (including, without limitation, any Governmental Authority) except such as have been obtained or made and are in full force and effect, (ii) will not violate the organizational or governing documents of any Borrower Party and (iii) will not violate any applicable Law or any Contractual Obligation applicable to or binding upon such Borrower Party or any of their respective properties or assets.

	5.4.	No event has occurred or is continuing, that would constitute a Default or an Event of Default under the Credit Agreement or any other Financing Document.

	5.5.	As of the Effective Date no litigation by, investigation known to such Borrower Party by, or proceeding of, any Governmental Authority is pending or, to the knowledge of such Borrower Party, has been threatened against such Borrower Party which (i) challenges such Borrower Party’s right, power, or competence to enter into this Amendment or perform any of its obligations under this Amendment or the validity or enforceability of this Amendment or any action taken under this Amendment or (ii) is reasonably likely, if adversely decided, to have a Material Adverse Effect.

	5.6.	After giving effect to this Amendment, the representations and warranties of such Borrower Party contained in the Credit Agreement and the other Financing Documents are true and correct in all material respects (provided, that if any representation or warranty is by its terms qualified by concepts of materiality, such representation shall be true and correct in all respects) on and as of the Effective Date with the same effect as if such representations and warranties had been made on and as of such date, except that any such representation or warranty which is expressly made only as of a specified date need be true only as of such date.

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SECTION 6.	Conditions to Effectiveness of this Amendment. This Amendment shall be effective only if and when signed by, and when counterparts hereof shall have been delivered to the Administrative Agent (by hand delivery, mail, telecopy or other electronic transmission) by, the Borrower Parties and the Lenders.

SECTION 7.	Effect on the Financing Documents.

	7.1.	Except as set forth in this Amendment, the Credit Agreement and each of the other Financing Documents shall be and remain unchanged and in full force and effect in accordance with their respective terms, are hereby ratified and confirmed in all respects and the Administrative Agent, the Collateral Agent, the Accounts Bank and each Lender expressly reserves the right to require strict compliance with the terms of the Credit Agreement (and, following the Effective Date, the Credit Agreement, as amended by this Amendment) and the other Financing Documents. The execution, delivery, and performance of this Amendment shall not operate as a modification or waiver of any right, power, or remedy of any Agent or any Lender under the Credit Agreement (and, following the Effective Date, , the Credit Agreement, as amended by this Amendment) or any other Financing Document and no such action shall be construed as (i) a waiver or forbearance of any of the Administrative Agent’s, the Collateral Agent’s, the Accounts Bank’s or the Lenders’ rights, remedies, and powers against the Borrowers, any other Borrower Party or the Collateral or (ii) a waiver of any Default or Event of Default. Notwithstanding any provision of this Amendment, nothing herein shall adversely affect the rights, remedies, duties, liabilities, obligations and/or responsibilities of any Lender that has not consented to the terms hereof to the extent such consent may be required pursuant to the Credit Agreement, including Section 11.01 thereof.

	7.2.	Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “herein,” “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Financing Documents to “the Credit Agreement,” “thereunder,” “therein,” “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified by this Amendment.

	7.3.	To the extent that any terms and conditions in any of the Financing Documents shall contradict or be in conflict with any terms or conditions of the Credit Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Credit Agreement as modified hereby (except to the extent that such contradiction or conflict is expressly permitted by this Amendment).

SECTION 8.	Ratification. Except as expressly modified hereby or waived herein, the Credit Agreement and the other Financing Documents shall be and remain unchanged and in full force and effect in accordance with their respective terms, are hereby ratified and confirmed in all respects.

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SECTION 9.	Governing Law. This Amendment shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York, without regard to conflicts of law principles that would require the application of laws of another jurisdiction.

SECTION 10.	Financing Document. This Amendment shall be deemed to be a Financing Document for all purposes.

SECTION 11.	Severability. Wherever possible, each provision of this Amendment shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

SECTION 12.	Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile or other electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.

SECTION 13.	Lender Direction. Each of the undersigned Lenders hereby directs each of the Administrative Agent and the Collateral Agent to execute and deliver this Amendment and to perform its respective obligations hereunder. The undersigned Lenders agree and direct that no other document (including without limitation any opinion) is required in connection with this Amendment.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers as of the day and year first written above.

PACIFIC ETHANOL HOLDING CO. LLC, as a Borrower and as Borrower’s Agent

By: /s/ BRYON T. MCGREGOR

Name: Bryon T. McGregor

Title: Chief Financial Officer

PACIFIC ETHANOL MADERA LLC, as a Borrower

By: /s/ BRYON T. MCGREGOR

Name: Bryon T. McGregor

Title: Chief Financial Officer

PACIFIC ETHANOL COLUMBIA, LLC, as a Borrower

By: /s/ BRYON T. MCGREGOR

Name: Bryon T. McGregor

Title: Chief Financial Officer

PACIFIC ETHANOL STOCKTON LLC, as a Borrower

By: /s/ BRYON T. MCGREGOR

Name: Bryon T. McGregor

Title: Chief Financial Officer

PACIFIC ETHANOL MAGIC VALLEY, LLC, as a Borrower

By: /s/ BRYON T. MCGREGOR

Name: Bryon T. McGregor

Title: Chief Financial Officer

PE OP CO., as Pledgor

By: /s/ BRYON T. MCGREGOR

Name: Bryon T. McGregor

Title: Chief Financial Officer

WELLS FARGO BANK, N.A., as Administrative Agent and Collateral Agent

By: /s/ MICHAEL ROTH

Name: Michael Roth

Title: V.P.

Signature Page to Amendment to Second Amended and Restated Credit Agreement

The undersigned Lender acknowledges and agrees that this signature page shall be fully valid and binding upon such Lender upon its execution and delivery by such Lender to the Administrative Agent and may not thereafter be revoked, terminated or cancelled by such Lender.

Candlewood Special Situations Master Fund, Ltd., as Lender

By: /s/ DAVID KOENIG

Name: David Koenig

Title: PM & Managing Partner of CIG, the Investment Advisor

Signature Page to Amendment to Second Amended and Restated Credit Agreement

The undersigned Lender acknowledges and agrees that this signature page shall be fully valid and binding upon such Lender upon its execution and delivery by such Lender to the Administrative Agent and may not thereafter be revoked, terminated or cancelled by such Lender.

Candlewood Financial Opportunities Master Fund, Ltd., as Lender

By: /s/ DAVID KOENIG

Name: David Koenig

Title: PM & Managing Partner of CIG, the Investment Advisor

Signature Page to Amendment to Second Amended and Restated Credit Agreement

The undersigned Lender acknowledges and agrees that this signature page shall be fully valid and binding upon such Lender upon its execution and delivery by such Lender to the Administrative Agent and may not thereafter be revoked, terminated or cancelled by such Lender.

Candlewood Financial Opportunities Fund, LLC, as Lender

By: /s/ DAVID KOENIG

Name: David Koenig

Title: PM & Managing Partner of CIG, the Investment Advisor

Signature Page to Amendment to Second Amended and Restated Credit Agreement

The undersigned Lender acknowledges and agrees that this signature page shall be fully valid and binding upon such Lender upon its execution and delivery by such Lender to the Administrative Agent and may not thereafter be revoked, terminated or cancelled by such Lender.

CWD Master Fund, Ltd., as Lender

By: /s/ DAVID KOENIG

Name: David Koenig

Title: PM & Managing Partner of CIG, the Investment Advisor

Signature Page to Amendment to Second Amended and Restated Credit Agreement

The undersigned Lender acknowledges and agrees that this signature page shall be fully valid and binding upon such Lender upon its execution and delivery by such Lender to the Administrative Agent and may not thereafter be revoked, terminated or cancelled by such Lender.

Flagler Master Fund SPC Ltd. for and on behalf of Segregated Portfolio A, as Lender

By: /s/ DAVID KOENIG

Name: David Koenig

Title: PM & Managing Partner of CIG, the Investment Advisor

Signature Page to Amendment to Second Amended and Restated Credit Agreement

The undersigned Lender acknowledges and agrees that this signature page shall be fully valid and binding upon such Lender upon its execution and delivery by such Lender to the Administrative Agent and may not thereafter be revoked, terminated or cancelled by such Lender.

Flagler Master Fund SPC Ltd. for and on behalf of Segregated Portfolio B, as Lender

By: /s/ DAVID KOENIG

Name: David Koenig

Title: PM & Managing Partner of CIG, the Investment Advisor

Signature Page to Amendment to Second Amended and Restated Credit Agreement

The undersigned Lender acknowledges and agrees that this signature page shall be fully valid and binding upon such Lender upon its execution and delivery by such Lender to the Administrative Agent and may not thereafter be revoked, terminated or cancelled by such Lender.

Credit Suisse Loan Funding LLC, as Lender

By: /s/ ROBERT HEALEY

Name: Robert Healey

Title: Authorized Signatory

Signature Page to Amendment to Second Amended and Restated Credit Agreement